Exhibit 10.11

Execution Copy

SENIOR LIEN INTERCREDITOR AGREEMENT

dated as of

May 4, 2012

among

CITIBANK, N.A.,

as ABL Facility Collateral Agent,

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as First-Lien Revolving Facility Collateral Agent,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Trustee under the First-Lien Notes,

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as First-Lien Notes Collateral Agent,

VERSO PAPER FINANCE HOLDINGS LLC,

VERSO PAPER HOLDINGS LLC

and

The Subsidiaries of Verso Paper Holdings LLC Named Herein

SENIOR LIEN INTERCREDITOR AGREEMENT (this “Agreement”) dated as of May 4, 2012, among CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as administrative agent and collateral agent for the First-Lien Revolving Facility Secured Parties referred to herein (together with its successors in substantially the same capacity as may from time to time be appointed, the “First-Lien Revolving Facility Collateral Agent”), CITIBANK, N.A., as administrative agent and collateral agent for the ABL Facility Secured Parties referred to herein (together with its successors or co-agents in substantially the same capacity as may from time to time be appointed, the “ABL Facility Collateral Agent”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to herein (together with its successors or co-agents or co-trustees in substantially the same capacity as may from time to time be appointed, the “Trustee”), WILMINGTON TRUST, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to herein (together with its successors and co-agents in substantially the same capacity as may from time to time be appointed, the “First-Lien Notes Collateral Agent”), VERSO PAPER FINANCE HOLDINGS LLC (“Holdings”), VERSO PAPER HOLDINGS LLC (the “Company”), the subsidiaries of the Company named herein, each Other First-Priority Lien Obligations Administrative Agent and each Other First-Priority Lien Obligations Collateral Agent from time to time party hereto.

On the date hereof, the parties hereto (other than the ABL Facility Collateral Agent) are also entering into that certain First-Priority Intercreditor Agreement, dated the date hereof (as amended, modified, supplemented, replaced or restated, in whole or in part, from time to time, the “First-Priority Intercreditor Agreement”). This Agreement governs the relationship between the First-Priority Lien Obligations Secured Parties (as defined herein) as a group, on the one hand, and the ABL Facility Secured Parties, on the other hand, with respect to the Collateral, while the First-Priority Intercreditor Agreement governs the relationship of the First-Priority Lien Obligations Secured Parties among themselves with respect to the Notes Priority Collateral (as defined therein). In addition, it is understood and agreed that not all of the holders of First-Priority Lien Obligations may have security interests in all of the Collateral and nothing in this agreement is intended to give rights to any Person in any Collateral in which such Person (or their Representative or Collateral Agent) does not otherwise have a security interest.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the First-Lien Revolving Facility Collateral Agent (for itself and on behalf of the First-Lien Revolving Facility Secured Parties), the ABL Facility Collateral Agent (for itself and on behalf of the ABL Facility Secured Parties), the Trustee (for itself and on behalf of the First-Lien Note Secured Parties), the First-Lien Notes Collateral Agent, Holdings, the Company and the subsidiaries of the Company party hereto hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Construction; Certain Defined Terms.

(a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein”, “hereof and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b) As used in this Agreement, the following terms have the meanings specified below:

“ABL Facility” means (i) the Credit Agreement, among the Company, Holdings and each other Subsidiary of the Company from time to time designated as a “Borrower” thereunder, the lenders and agents party thereto and the ABL Facility Collateral Agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the Issue Date, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “ABL Facility”), and (ii) whether or not the facility referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “ABL Facility” and subject to the satisfaction of the requirements set forth in Section 6.14, one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“ABL Facility Documents” means the ABL Facility, the ABL Facility Security Agreements, and the other “Loan Documents” as defined in the ABL Facility.

“ABL Facility Secured Parties” means, at any time, (a) the ABL Lenders (and any Affiliate (as defined in the ABL Facility) of an ABL Lender designated by the Company as a provider of cash management services to which any obligation referred to in clause (c) of the definition of the term “Obligations” (as defined in the ABL Facility Security Agreement) is owed), (b) the ABL Facility Collateral Agent, (c) each Issuing Bank (as defined in the ABL Facility) party to the ABL Facility, (d) each counterparty to any Swap Agreement entered into with the Company and its subsidiaries, the obligations under which constitute “Obligations” (as defined in the ABL Facility Security Agreement), (e) the beneficiaries of each indemnification obligation undertaken by any of the Company and its subsidiaries party under any ABL Facility Document and (f) the successors and permitted assigns of each of the foregoing.

“ABL Facility Security Agreement” means the Guarantee and Collateral Agreement dated as of May 4, 2012, among the Company, Holdings, each other pledgors party thereto and ABL Facility Collateral Agent, as amended, supplemented or modified from time to time in accordance with its terms.

“ABL Facility Security Documents” means ABL Facility Security Agreement, the ABL Facility IP Security Agreement, the ABL Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any ABL Facility Obligations.

“ABL Facility IP Security Agreement” means the “Intellectual Property Security Agreement” as defined in the ABL Facility Security Agreement.

“ABL Lenders” means the “Lenders” under and as defined in the ABL Facility.

“ABL Mortgages” means all “Mortgages” as defined in the ABL Facility.

“ABL Obligations” means all “Obligations” (as such term is defined in the ABL Facility Security Agreement) of the borrowers and other obligors (including the Issuers and the First-Lien Note Guarantors) under the ABL Facility or any of the other ABL Facility Documents, to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings, regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the ABL Facility Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the ABL Facility Documents, according to the respective terms thereof.

“ABL Priority Collateral” means any and all of the following Collateral now owned or at any time hereafter acquired by Holdings, the Company or any other Grantor to the extent a security interest in such Collateral has been or may hereafter be granted to the ABL Facility Collateral Agent under the ABL Facility Security Documents: (a) all Accounts (except for identifiable accounts arising out of the sale of Notes Priority Collateral); (b) all Inventory; (c) to the extent evidencing, governing, securing or otherwise related to the items referred to in the preceding clauses (a) and (b), all (i) General Intangibles, (ii) Chattel Paper, (iii) Instruments and (iv) Documents; (d) all Payment Intangibles (including corporate tax refunds), other than any Payment Intangibles that represent tax refunds in respect of or otherwise relate to Real Estate

Assets, Fixtures or Equipment; (e) all indebtedness (other than intercompany Indebtedness) owing to Holdings or any of its subsidiaries that arises from cash advances made after the date hereof to enable the obligor or obligors thereon to acquire Inventory (including without limitation, all payments received from Pledgors’ credit card clearing houses and processors or otherwise in respect of all credit card charges for sales of inventory by the Pledgors); (f) all collection accounts, deposit accounts, lockboxes, securities accounts and commodity accounts and any cash or other assets in any such accounts (other than separately identified cash proceeds in respect of Real Estate Assets, Fixtures or Equipment or any other Notes Priority Collateral); (g) to the extent relating to any of the items referred to in the preceding clauses (a) through (f) constituting ABL Priority Collateral, all Supporting Obligations and letter-of-credit rights; (h) books and records related to the foregoing; and (i) all products and proceeds of any and all of the foregoing in whatever form received, including proceeds of insurance policies related to Inventory of any Grantor and business interruption insurance and all collateral security and guarantees given by any Person with respect to any of the foregoing (in each case, except to the extent constituting identifiable products and proceeds of Notes Priority Collateral that would not otherwise constitute ABL Priority Collateral pursuant to clauses (a) through (h)). All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“ABL Priority Possessory Collateral” shall mean ABL Priority Collateral that is Possessory Collateral.

“Applicable Collateral Agent” means (a) with respect to the Notes Priority Collateral, the Applicable First-Lien Collateral Agent and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.

“Applicable First-Lien Collateral Agent” means the “Authorized First-Lien Collateral Agent”, as defined under the First-Priority Intercreditor Agreement. For purposes of this Agreement, the ABL Facility Collateral Agent may treat the First-Lien Revolving Facility Collateral Agent as the Applicable First-Lien Collateral Agent until notified in writing by the First-Lien Revolving Facility Collateral Agent that another representative has become the Applicable First-Lien Collateral Agent.

“Applicable Junior Collateral Agent” means (a) with respect to the Notes Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, the Applicable First-Lien Collateral Agent.

“Applicable Possessory Collateral Agent” means (a) with respect to ABL Priority Possessory Collateral, the ABL Facility Collateral Agent and (b) with respect to Notes Priority Possessory Collateral, the Applicable First-Lien Collateral Agent.

“Applicable Senior Collateral Agent” means (a) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the Notes Priority Collateral, the Applicable First-Lien Collateral Agent.

“Bankruptcy Code” means Title 11 of the United States Code.

“Business Day” shall mean any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided, that when used in connection with a Eurocurrency Loan (as defined in the ABL Facility and/or the First-Lien Revolving Facility), the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market.

“Capital Stock” means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets or, the issuing Person; and (e) any warrants, options or other rights to acquire any of the foregoing; but excluding from all of the foregoing interests any debt securities which are convertible into or exchangeable for any of the foregoing equity interests, whether or not such debt securities include any right of participation with Capital Stock.

“Class” has the meaning set forth in the definition of Senior Secured Obligations.

“Collateral” means all assets and properties subject to Liens in favor of any Secured Party created by any of the ABL Facility Security Documents, the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents or each Other First-Priority Lien Obligations Security Documents, as applicable, to secure the ABL Obligations, the First-Lien Revolving Facility Obligations, the First-Lien Notes Obligations or any Series of Other First-Priority Lien Obligations, as applicable.

“Collateral Agent” means the First-Lien Revolving Facility Collateral Agent, the ABL Facility Collateral Agent, the First-Lien Notes Collateral Agent, each Other First-Priority Lien Obligations Collateral Agent, or all of the foregoing, as the context may require.

“Credit Agreement Mortgages” means all “Mortgages” as defined in the First-Lien Revolving Facility and/or the ABL Facility.

“Discharge” means, with respect to any Obligations, except to the extent otherwise provided herein or in the Junior Lien Intercreditor Agreement with respect to the reinstatement or continuation of any such Obligations, the payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all such Obligations then outstanding, if any, and, with respect to letters of credit or letter of credit guaranties outstanding under the agreements or instruments (the “Relevant Instruments”) governing such Obligations, delivery of cash collateral or backstop letters of credit in respect thereof in a manner reasonably satisfactory to the Applicable Collateral Agent and issuing lenders under such Relevant Instruments, in each case after or concurrently with the termination of all commitments to extend credit thereunder, and the termination of all commitments of “secured parties” under the Relevant Instruments; provided that (i) the Discharge of ABL Obligations shall not be deemed to have occurred if such payments are made in connection with the establishment of another ABL Facility (unless in connection with such replacement all of the ABL Obligations are repaid in full in cash (and the other conditions set forth in this definition prior to the proviso are satisfied) with the proceeds of a Permitted Receivables Financing, in which case a Discharge of ABL Obligations shall be deemed to have occurred) and (ii) the Discharge of First-Priority Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First-Priority Lien Obligations that constitute an exchange or replacement for or a refinancing of such Obligations or First-Priority Lien Obligations. In the event any Obligations are modified and such Obligations are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code, such Obligations shall be deemed to be discharged when the final payment is made, in cash, in respect of such indebtedness and any obligations pursuant to such new indebtedness shall have been satisfied. The term “Discharged” shall have a corresponding meaning.

“Event of Default” means an “Event of Default” under and as defined in the First-Lien Revolving Facility, the ABL Facility, the Indenture, and/or any Other First-Priority Lien Obligations Credit Documents as the context may require.

“First Lien Notes” means the 11.75% Senior Secured Notes due 2019 of the Company.

“First-Lien Noteholders” means the holders of the First Lien Notes.

“First-Lien Note Documents” means the Indenture, the First-Lien Note Security Agreement, the First-Lien Note IP Security Agreement, the First-Lien Note Mortgages and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any First-Lien Note Obligations.

“First-Lien Note Guarantee” means any guarantee of the Obligations of the Issuers under the Indenture and the First-Lien Notes by any Person (as such term is defined in the Indenture) in accordance with the provisions of the Indenture.

“First-Lien Note Guarantor” means any Person (as such terms is defined in the Indenture) that incurs a First-Lien Note Guarantee; provided that upon the release or discharge of such Person from its Note Guarantee in accordance with the Indenture, such Person ceases to be a Note Guarantor.

“First-Lien Note IP Security Agreement” means any IP security agreement now existing or to be entered into by and among the Issuers, the subsidiaries party thereto and the First-Lien Notes Collateral that create Liens on intellectual property of any Grantor to secure any First-Lien Note Obligations.

“First-Lien Note Mortgages” means all “Mortgages” as defined in the Indenture.

“First-Lien Note Obligations” means all “Note Obligations” (as such term is defined in the Indenture) of the Issuers and any other obligor under the Indenture or any of the other First-Lien Note Documents, including any First-Lien Note Guarantor, to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the First-Lien Note Documents and the performance of all other Obligations of the Issuers and the First Lien Note Guarantors to the Trustee and the holders of the First-Lien Notes under First-Lien Note Documents, according to the respective terms thereof.

“First-Lien Note Secured Parties” means, at any time, (a) the First-Lien Noteholders, (b) the Trustee and the First-Lien Notes Collateral Agent, (c) the beneficiaries of each indemnification obligation undertaken by any of the Company and its subsidiaries party under any First-Lien Note Document and (d) the successors and permitted assigns of each of the foregoing.

“First-Lien Note Security Agreement” means the Collateral Agreement dated as of May 4, 2012, by and among the Issuers, the subsidiaries party thereto and the First-Lien Notes Collateral Agent.

“First-Lien Note Security Documents” means the First-Lien Note Security Agreement, the Indenture, the First-Lien Note IP Security Agreement, the First-Lien Note Mortgage, the First-Lien Notes, the First-Lien Note Guarantees and any other documents now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any First-Lien Note Obligations.

“First-Lien Revolving Facility” means (i) the Credit Agreement dated as of the date hereof among the Company, Holdings and each other Subsidiary of the Company from time to time party thereto, the lenders and agents party thereto and the First-Lien Revolving Facility Collateral Agent, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the Issue Date, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof (except to the extent any such refinancing, replacement or restructuring is designated by the Company to not be included in the definition of “First-Lien Revolving Facility”), and (ii) whether or not the credit agreement referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “First-Lien Revolving Facility” and subject to the satisfaction of the requirements set forth in Section 6.14, one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“First-Lien Revolving Facility Documents” means the First-Lien Revolving Facility, the First-Lien Revolving Facility Security Documents and the other “Loan Documents” as defined in the First-Lien Revolving Facility.

“First-Lien Revolving Facility IP Security Agreement” means the “Intellectual Property Security Agreement” as defined in the First-Lien Revolving Facility Security Agreement.

“First-Lien Revolving Facility Lenders” means the “Lenders” under and as defined in the First-Lien Revolving Facility.

“First-Lien Revolving Facility Mortgages” means all “Mortgages” as defined in the Revolving Credit Agreement.

“First-Lien Revolving Facility Obligations” means all “Obligations” (as such term is defined in the First-Lien Revolving Facility) of the borrowers and other obligors (including the Issuers and the First-Lien Note Guarantors) under the First-Lien Revolving Facility or any of the other First-Lien Revolving Facility Documents, to pay principal, premium, if any, and interest (including any interest accruing after the commencement of bankruptcy or insolvency proceedings regardless of whether allowed or allowable in such proceeding) when due and payable, and all other amounts due or to become due under or in connection with the First-Lien Revolving Facility Documents and the performance of all other Obligations of the obligors thereunder to the lenders and agents under the First-Lien Revolving Facility Documents, according to the respective terms thereof.

“First-Lien Revolving Facility Secured Parties” means (a) the First-Lien Revolving Facility Lenders (and any Affiliate (as defined in the First-Lien Revolving Facility) of a First-Lien Revolving Facility Lender designated by the Company as a provider of cash management services to which any obligation referred to in clause (c) of the definition of the term “Obligations” (as defined in the First-Lien Revolving Facility Security Agreement) is owed), (b) the First-Lien Revolving Facility Collateral Agent, (c) each Issuing Bank (as defined in the First-Lien Revolving Facility) party to the First-Lien Revolving Facility, (d) each counterparty to any Swap Agreement entered into with the Company and its subsidiaries, the obligations under which constitute “Obligations” (as defined in the First-Lien Revolving Facility Security Agreement), (e) the beneficiaries of each indemnification obligation undertaken by any of the Company and its subsidiaries under any First-Lien Revolving Facility Document and (f) the successors and permitted assigns of each of the foregoing.

“First-Lien Revolving Facility Security Agreement” means the Guarantee and Collateral Agreement dated as of the date hereof among the Company, Holdings and each other pledgors party thereto and the First-Lien Revolving Facility Collateral Agent, as amended, supplemented or modified from time to time in accordance with its terms.

“First-Lien Revolving Facility Security Documents” means the First-Lien Revolving Facility Security Agreement, the First-Lien Revolving Facility IP Security Agreement, the First-Lien Revolving Facility Mortgages and any other documents now existing or entered into(including documents and instruments governing Hedging Obligations required by the First-Lien Revolving Facility or relating to First-Lien Revolving Facility Obligations) after the date hereof that create Liens on any assets or properties of any Grantor to secure any First-Lien Revolving Facility Obligations.

“First-Priority Lien Obligations” means (i) First-Lien Revolving Facility Obligations, (ii) the First-Lien Notes Obligations and (iii) the Other First-Priority Lien Obligations.

“First-Priority Lien Obligations Documents” means the First-Lien Revolving Facility Documents, the First-Lien Note Documents and each Other First-Priority Lien Obligations Documents.

“First-Priority Lien Obligations Representative” means, collectively, each of the First-Lien Revolving Facility Collateral Agent, the Trustee, and each Other First-Priority Lien Obligations Administrative Agent.

“First-Priority Lien Obligations Secured Parties” means each of the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Secured Party.

“Grantor” means Holdings, the Company and each subsidiary of the Company that shall have granted any Lien in favor of any Collateral Agent on any of its assets or properties to secure any of the Obligations.

“Indenture” means (i) the Indenture, dated as of March 21, 2012, among the Issuers, the Subsidiaries of the Company party thereto, and the Trustee, as trustee thereunder, as amended, restated, supplemented, waived, replaced (whether or not upon termination, and whether with the original lenders or otherwise), restructured, repaid, refunded, refinanced or otherwise modified from time to time after the Issue Date, including any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the Indebtedness under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof, and (ii) whether or not the Indenture referred to in clause (i) remains outstanding, if designated by the Company to be included in the definition of “Indenture,” one or more (A) debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (B) debt securities, indentures or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (C) instruments or agreements evidencing any other Indebtedness, in each case, with the same or different borrowers or issuers and, in each case, as amended, supplemented, modified, extended, restructured, renewed, refinanced, restated, replaced or refunded in whole or in part from time to time.

“Insolvency or Liquidation Proceeding” shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of its assets, (c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

“Issue Date” means March 21, 2012.

“Joinder Agreement” shall mean an agreement in form and substance substantially similar to Exhibit A hereto, pursuant to which any Other First-Priority Lien Obligations Secured Parties, either directly or through their respective Other First-Priority Lien Obligations Administrative Agent and Other First-Priority Lien Obligations Collateral Agent become a party hereto in accordance with Section 6.14 hereof.

“Junior Claims” means (a) with respect to the ABL Priority Collateral, the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each Series of Other First-Priority Lien Obligations, in each case, secured by such Collateral, and (b) with respect to the Notes Priority Collateral, the ABL Obligations secured by such Collateral.

“Junior Collateral Agent” means (a) with respect to the Notes Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, each of the First-Lien Revolving Facility Collateral Agent, the First-Lien Notes Collateral Agent and each Other First-Priority Lien Obligations Collateral Agent.

“Junior Lien Intercreditor Agreement” means the Intercreditor Agreement dated as of August 1, 2006, as supplemented as of the date hereof pursuant to that certain Joinder and Supplement No. 4 thereto dated as of the date hereof by and among the ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent, the Trustee, Credit Suisse AG, Cayman Islands Branch, as former intercreditor agent thereunder, Wilmington Trust Company, as trustee, Holdings, the Company, and the subsidiaries of the Company party thereto, and as otherwise amended, supplemented, restated or otherwise modified from time to time before or after the date hereof.

“Junior Representative” means (a) with respect to the Notes Priority Collateral, the ABL Facility Collateral Agent, and (b) with respect to the ABL Priority Collateral, each of the First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent.

“Junior Secured Obligations” means (a) with respect to the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each Series of Other First-Priority Lien Obligations (to the extent any of such Obligations are secured by the Notes Priority Collateral), the ABL Obligations, and (b) with respect to ABL Obligations (to the extent such Obligations are secured by the ABL Priority Collateral), the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each Series of Other First-Priority Lien Obligations.

“Junior Secured Obligations Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Junior Claims.

“Junior Secured Obligations Secured Parties” means (a) with respect to the Notes Priority Collateral, the ABL Facility Secured Parties, and (b) with respect to the ABL Priority Collateral, the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Secured Parties.

“Lien” has the meaning set forth in the First-Lien Revolving Facility and/or the ABL Facility.

“Mortgages” means the Credit Agreement Mortgages, the First-Lien Note Mortgages and each Other First-Priority Lien Obligations Mortgages.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Notes Priority Collateral” means any and all of the following Collateral now owned or at any time hereafter acquired by Holdings, the Company or any other Grantor to the extent a security interest in such Collateral has been or may hereafter be granted to the First-Priority Lien Obligations Secured Parties under the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents or the Other First-Priority Lien Obligations Security Documents: (a) all real property, fixtures and equipment; (b) all intellectual property; (c) all equity interests in each Pledgor’s subsidiaries (limited to 65% of the interests of the Grantors’ foreign subsidiaries); (d) all general intangibles, chattel paper, instruments and documents (other than general intangibles, chattel paper, instruments and documents that are ABL Priority Collateral); (e) all payment intangibles that represent tax refunds in respect of or otherwise relate to real property, fixtures or equipment; (f) all intercompany indebtedness of the Company and its subsidiaries; (g) all permits and licenses related to any of the foregoing (including any permits or licenses related to the ownership or operation of real property, fixtures or equipment of any Grantor); (h) all proceeds of insurance policies (excluding any such proceeds that relate to ABL Priority Collateral); (i) all books and records related to the foregoing and not relating to ABL Priority Collateral; (j) all products and proceeds of any and all of the foregoing (other than any such proceeds that are ABL Priority Collateral); and (k) all other Collateral not constituting ABL Priority Collateral.

“Notes Priority Possessory Collateral” shall mean Notes Priority Collateral that is Possessory Collateral.

“Obligations” means the ABL Obligations, the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and the Other First-Priority Lien Obligations.

“Other First-Priority Lien Obligations” means Obligations of the Issuers and the Note Guarantors (other than First-Lien Note Obligations, the ABL Facility Obligations and the First-Lien Revolving Facility Obligations) that are equally and ratably secured with the First-Lien Note Obligations and are designated by the Company as “Other First-Priority Lien Obligations”; provided that the requirements set forth in Section 6.14 shall have been satisfied.

“Other First-Priority Lien Obligations Administrative Agent” shall mean, with respect to any Series of Other First-Priority Lien Obligations or any separate facility within such Series, the Person elected, designated or appointed as the administrative agent, trustee or similar representative of such Series or such separate facility within such Series by or on behalf of the holders of such Series of Other First-Priority Lien Obligations or such separate facility within such Series, and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other First-Priority Lien Obligations Collateral Agent” means with respect to any Series of Other First-Priority Lien Obligations, the Person elected, designated or appointed as the collateral agent of such Series by or on behalf of the holders of such Series of Other First-Priority Lien Obligations and its respective successors in substantially the same capacity as may from time to time be appointed.

“Other First-Priority Lien Obligations Credit Document” means any (a) instruments, agreements or documents evidencing debt facilities or commercial paper facilities, providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to lenders or to special purpose entities formed to borrow from lenders against such receivables) or letters of credit, (b) debt securities, indentures and/or other forms of debt financing (including convertible or exchangeable debt instruments or bank guarantees or bankers’ acceptances), or (c) instruments or agreements evidencing any other indebtedness, in each case to the extent that (i) the obligations in respect thereof constitute Other First-Priority Lien Obligations and (ii) the Representative with respect thereto has become a party hereto in accordance with Section 6.14 hereof.

“Other First-Priority Lien Obligations Documents” means each Other First-Priority Lien Obligations Credit Document and each Other First-Priority Lien Obligations Security Document related thereto.

“Other First-Priority Lien Obligations Mortgages” means all mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents relating to any Real Estate Asset in favor of the Other First-Priority Lien Obligations Secured Parties or their respective Other First-Priority Lien Obligations Representative.

“Other First-Priority Lien Obligations Secured Parties” means holders of any Other First-Priority Lien Obligations who have directly or through their respective Other First-Priority Lien Obligations Representative and Other First-Priority Lien Obligations Collateral Agent, become party to and bound by this Agreement pursuant to a Joinder Agreement in accordance with the provisions of Section 6.14 hereof.

“Other First-Priority Lien Obligations Security Documents” means any security agreement or any other document now existing or entered into after the date hereof that create Liens on any assets or properties of any Grantor to secure any Other First-Priority Lien Obligations.

“Permitted Remedies” means, with respect to any Junior Secured Obligations:

(i) filing a claim or statement of interest with respect to such Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(ii) taking any action (not adverse to the Liens securing Senior Secured Obligations, the priority status thereof, or the rights of the Applicable Collateral Agent or any of the Senior Secured Obligations Secured Parties to exercise rights, powers, and/or remedies in respect thereof) in order to create, perfect, preserve or protect (but not enforce) its Lien on any of the Collateral;

(iii) filing any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Junior Secured Obligations Secured Parties, including any claims secured by the Junior Secured Obligations Collateral, in each case in accordance with the terms of this Agreement;

(iv) filing any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement or applicable law (including the Bankruptcy Laws of any applicable jurisdiction); and

(v) voting on any Plan of Reorganization, filing any proof of claim, making other filings and making any arguments, obligations, and motions (including in support of or opposition to, as applicable, the confirmation or approval of any Plan of Reorganization) that are, in each case, in accordance with the terms of this Agreement.

“Person” has the meaning specified in the First-Lien Revolving Facility and/or the ABL Facility.

“Plan of Reorganization” means any plan of reorganization, plan of liquidation, agreement for composition, or other type of plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding.

“Possessory Collateral” shall mean the Collateral in the possession or control of any Collateral Agent (or its agents or bailees), to the extent that possession or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments, and Chattel Paper, in each case, delivered to or in the possession of any Collateral Agent under the terms of the First-Lien Revolving Facility Security Documents, the ABL Facility Security Documents, the First-Lien Note Security Documents or any Other First-Priority Lien Obligations Security Documents. All capitalized terms used in this definition and not defined elsewhere in this Agreement have the meanings assigned to them in the New York UCC.

“Possessory Collateral Agent” shall mean, with respect to any Possessory Collateral, the Collateral Agent having possession or control (including through its agents or bailees) of same.

“Refinance” means to amend, restate, supplement, waive, replace (whether or not upon termination, and whether with the original parties or otherwise), restructure, repay, refund, refinance or otherwise modify from time to time (including by means of any agreement or indenture extending the maturity thereof, refinancing, replacing or otherwise restructuring all or any portion of the obligations under such agreement or agreements or indenture or indentures or any successor or replacement agreement or agreements or indenture or indentures or increasing the amount loaned or issued thereunder or altering the maturity thereof); provided that any of the foregoing that increases the principal amount of Senior Claims with respect to any Collateral shall be effective for purposes hereof only if such increase (in the case of any of the foregoing with respect to a revolving credit facility, determined solely at the time the relevant commitments become effective, assuming that the full amount thereof had been drawn at such time) does not contravene the documents pursuant to which any Junior Claims with respect to such Collateral have been incurred. “Refinanced” and “Refinancing” shall have correlative meanings.

“Real Estate Asset” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any real property.

“Representative” means (a) in the case of any ABL Obligations, the ABL Facility Collateral Agent, (b) in the case of any First-Lien Revolving Facility Obligations, the First-Lien Revolving Facility Collateral Agent, (c) in the case of any First-Lien Note Obligations, the Trustee, and (d) in the case of any Series of Other First-Priority Lien Obligations, each Other First-Priority Lien Obligations Administrative Agent of such Series.

“SEC” shall mean the United States Securities and Exchange Commission or any successor thereto.

“Secured Parties” means the ABL Facility Secured Parties, the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Secured Party.

“Senior Claims” means (a) with respect to the ABL Priority Collateral, the ABL Obligations secured by such Collateral, and (b) with respect to the Notes Priority Collateral, the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each Series of Other First-Priority Lien Obligations, in each case, secured by such Collateral.

“Senior Collateral Agent” means (a) with respect to the Notes Priority Collateral, each of the First-Lien Revolving Facility Collateral Agent, the First-Lien Notes Collateral Agent and each Other First-Priority Lien Obligations Collateral Agent and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.

“Senior First-Priority Collateral Agent” means, collectively, each of the First-Lien Revolving Facility Collateral Agent, the First-Lien Notes Collateral Agent and each Other First-Priority Lien Obligations Collateral Agent.

“Senior Representative” means (a) with respect to the Notes Priority Collateral, each of the First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent and (b) with respect to the ABL Priority Collateral, the ABL Facility Collateral Agent.

“Senior Secured Obligations” means (a) with respect to the ABL Obligations (to the extent such Obligations are secured by the Notes Priority Collateral), the First-Priority Lien Obligations, and (b) with respect to the First-Priority Lien Obligations (to the extent such Obligations are secured by the ABL Priority Collateral), the ABL Obligations; the First-Priority Lien Obligations shall, collectively, constitute one “Class” of Senior Secured Obligations and the ABL Obligations shall constitute a separate “Class” of Senior Secured Obligations.

“Senior Secured Obligations Collateral” means, with respect to any Obligations, the Collateral in respect of which such Obligations constitute Senior Claims.

“Senior Secured Obligations Secured Parties” means (a) with respect to the Notes Priority Collateral, the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and each Other First-Priority Lien Obligations Secured Parties, and (b) with respect to the ABL Priority Collateral, the ABL Facility Secured Parties.

“Series” means (a) each of the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each series of Other First-Priority Lien Obligations, each of which shall constitute a separate Series of the Class of Senior Secured Obligations constituting First-Priority Lien Obligations, except that to the extent that any two series of such Other First-Priority Lien Obligations (i) are secured by identical Collateral held by a common collateral agent, (ii) have their security interests documented by a single set of security documents and (iii) the two series are issued or incurred either on the same date or within 30 days of the issuance or incurrence of each other, each such series of Other First-Priority Lien Obligations shall collectively constitute a single Series; and (b) the ABL Obligations, which shall constitute the sole Series of the Class of Senior Secured Obligations constituting ABL Obligations. With respect to the First-Priority Lien Obligations Secured Parties, the First-Priority Lien Obligations Secured Parties with respect to each Series of First-Priority Lien Obligations shall constitute a separate Series of First-Priority Lien Obligations Secured Parties.

“subsidiary” has the meaning set forth in the First-Lien Revolving Facility and/or the ABL Facility.

“Swap Agreement” shall mean any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided, that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings, the Company or any of the Subsidiaries shall be a Swap Agreement.

ARTICLE II

Priorities and Agreements with Respect to Collateral

SECTION 2.01 Priority of Claims. (a) Anything contained herein or in any of the ABL Facility Documents or the First-Priority Lien Obligations Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and any Collateral Agent is taking action to enforce rights in respect of any Collateral (whether in an Insolvency or

Liquidation Proceeding or otherwise), or any distribution is made in respect of any Collateral in any Insolvency or Liquidation Proceeding with respect to any Grantor, the Proceeds (subject, in the case of any such distribution, to Section 2.06 hereof) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Proceeds”) shall be applied as follows:

(i)	In the case of Notes Priority Collateral,

FIRST, to the Applicable First-Lien Collateral Agent for distribution in accordance with the First-Priority Intercreditor Agreement until payment in full of any First-Priority Lien Obligations secured by such Notes Priority Collateral, and

SECOND, to the payment in full of the ABL Obligations in accordance with Section 5.02 of the ABL Facility Security Agreement.

If any ABL Obligations remain outstanding after the Discharge of the First-Priority Lien Obligations, all proceeds of the Notes Priority Collateral will be applied to the repayment of any outstanding ABL Obligations.

(ii)	In the case of ABL Priority Collateral,

FIRST, to the payment in full of the ABL Obligations in accordance with Section 5.02 of the ABL Facility Security Agreement, and

SECOND, to the Applicable First-Lien Collateral Agent for distribution in accordance with the First-Priority Intercreditor Agreement.

If any First-Priority Lien Obligations remain outstanding after the Discharge of the ABL Obligations, all proceeds of the ABL Priority Collateral will be applied to the repayment of any outstanding First-Priority Lien Obligations.

(b) [Reserved.]

(c) It is acknowledged that (i) the aggregate amount of any Senior Secured Obligations may, subject to the limitations set forth in the ABL Facility, the First-Lien Revolving Facility, the Indenture and any Other First-Priority Lien Obligations Credit Documents, be Refinanced from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the First-Lien Revolving Facility Secured Parties, the ABL Facility Secured Parties, the First-Lien Note Secured Parties and the Other First-Priority Lien Obligations Secured Parties, and (ii) a portion of the Senior Secured Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The priorities provided for herein shall not be altered or otherwise affected by any Refinancing of either the Junior Secured Obligations (or any part thereof) or the Senior Secured Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Senior Secured Obligations or by any action that any Representative or Secured Party may take or fail to take in respect of any Collateral.

(d) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the First-Priority Lien Obligations granted on the Collateral or of any Liens securing the ABL Obligations granted on the Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the First-Lien Revolving Facility Documents, the ABL Facility Documents, the First-Lien Note Documents, or any Other First-Priority Lien Obligations Documents or any defect or deficiencies in, or failure to perfect any such Liens or any other circumstance whatsoever:

(i)	(1) the Liens on the Notes Priority Collateral securing First-Priority Lien Obligations will rank senior to any Liens on such Notes Priority Collateral securing ABL Obligations, and (2) the Liens on the ABL Priority Collateral securing ABL Obligations will rank senior to any Liens on such ABL Priority Collateral securing First-Priority Lien Obligations, and

(ii)	the First-Lien Revolving Facility Collateral Agent, on behalf of itself and the First-Lien Revolving Facility Secured Parties, the First-Lien Notes Collateral Agent, on behalf of itself and the First-Lien Note Secured Parties, and each Other First-Priority Lien Obligations Collateral Agent, on behalf of itself and the applicable Other First-Priority Lien Obligations Secured Parties, each hereby agrees that the Liens of each such Collateral Agent shall be of equal priority; provided, however, that the foregoing shall not be construed to alter the relative rights or priorities of the various Series of First-Priority Lien Obligations Secured Parties against each other Series of First-Priority Lien Obligations which rights and priorities shall be governed by the First-Priority Intercreditor Agreement.

(e) For the avoidance of doubt, to the extent that as a result of any provision of this Agreement, Rule 3-16 of Regulation S-X under the Securities Act (or any successor or similar regulation) would require the filing with the SEC separate financial statements of any of the Company’s subsidiaries because such subsidiary’s capital stock or other securities would be deemed to secure the First-Lien Notes or any Other First-Priority Lien Obligations, then such provision shall be void and have no effect, but only to the extent necessary to not be subject to such requirement and only for so long as such requirement is in existence.

SECTION 2.02 Actions With Respect to Collateral; Prohibition on Contesting Liens.

(a) Until the Discharge of all of the Senior Secured Obligations of a particular Class, (i) only the Applicable Collateral Agent shall act or refrain from acting with respect to the Senior Secured Obligations Collateral of such Class and then only on the instructions of the applicable Senior Representative (which, in the case of the Notes Priority Collateral, shall be the

First-Priority Lien Obligations Representative or First-Priority Lien Obligations Representatives of the Series of First-Priority Lien Obligations for whom the Applicable First-Lien Collateral Agent is the collateral agent), (ii) no Collateral Agent shall follow any instructions with respect to such Senior Secured Obligations Collateral from any Junior Representative or from any Junior Secured Obligations Secured Parties, and (iii) each Junior Representative and the Junior Secured Obligations Secured Parties shall not, and shall not instruct any Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Junior Secured Obligations Collateral, whether under any ABL Facility Security Document, any First-Lien Revolving Facility Security Document, any First-Lien Note Security Document or any Other First-Priority Lien Obligations Security Documents, as applicable, applicable law or otherwise, it being agreed that (A) only the Applicable Collateral Agent, acting in accordance with the ABL Facility Security Documents, the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents or the Other First-Priority Lien Obligations Security Documents, as applicable, shall be entitled to take any such actions or exercise any such remedies, or to cause any Collateral Agent to do so and (B) notwithstanding the foregoing, each Junior Representative may take Permitted Remedies. Notwithstanding the equal priority of the Liens, each Senior Collateral Agent may deal with the Senior Secured Obligations Collateral as if they had a senior Lien on such Collateral; provided that, with respect to the First-Priority Lien Collateral Agents, the provisions of the First-Priority Intercreditor Agreement shall also be complied with. No Junior Collateral Agent, Junior Representative or Junior Secured Obligations Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Senior Collateral Agent, Senior Representative or Senior Secured Obligations Secured Party or any other exercise by the Senior Collateral Agent, Senior Representative or Senior Secured Obligations Secured Party of any rights and remedies relating to the Senior Secured Obligations Collateral.

(b) The First-Lien Revolving Facility Collateral Agent, each of the other First-Lien Revolving Facility Secured Parties, the First-Lien Notes Collateral Agent, each of the other First-Lien Note Secured Parties, each Other First-Priority Lien Obligations Collateral Agent and each of the other Other First-Priority Lien Obligations Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the ABL Facility Secured Parties in all or any part of the Collateral, or the provisions of this Agreement, and the ABL Facility Collateral Agent and each of the ABL Facility Secured Parties each agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the First-Priority Lien Obligations Secured Parties in all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the First-Lien Revolving Facility Collateral Agent, any First-Lien Revolving Facility Secured Party, the ABL Facility Collateral Agent, any ABL Facility Secured Party, the First-Lien Notes Collateral Agent, the First-Lien Note Secured Parties, any Other First-Priority Lien Obligations Collateral Agent or any Other First-Priority Lien Obligations Secured Parties to enforce this Agreement.

(c) The parties hereto agree to execute, acknowledge and deliver a Memorandum of Intercreditor Agreement (“Memorandum”), together with such other documents in furtherance hereof or thereof, in each case, in proper form for recording in connection with any Mortgages and in form and substance reasonably satisfactory to each of the First-Lien Collateral Agents, in those jurisdictions where such recording is reasonably recommended or requested by local real estate counsel and/or the title insurance company, or as otherwise deemed reasonably necessary or proper by the parties hereto.

SECTION 2.03 No Duties of Senior Representative; Provision of Notice

(a) [Reserved].

(b) Each Junior Secured Obligations Secured Party acknowledges and agrees that none of the Collateral Agents, the Senior Representative nor any other Senior Secured Obligations Secured Party shall have any duties or other obligations to such Junior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, other than to transfer to the Applicable Junior Collateral Agent any proceeds of any such Collateral that constitutes Junior Secured Obligations Collateral remaining in its possession following any sale, transfer or other disposition of such Collateral (in each case, unless the Junior Secured Obligations have been Discharged prior to or concurrently with such sale, transfer, disposition, payment or satisfaction) and the Discharge of the Senior Secured Obligations secured thereby, or if a Collateral Agent shall be in possession of all or any part of such Collateral after such payment and satisfaction in full and termination, such Collateral or any part thereof remaining, in each case without representation or warranty on the part of any Collateral Agent, the Senior Representative or any Senior Secured Obligations Secured Party. In furtherance of the foregoing, each Junior Secured Obligations Secured Party acknowledges and agrees that until the Senior Secured Obligations secured by any Collateral shall have been Discharged, the Applicable Collateral Agent shall be entitled, for the benefit of the holders of such Senior Secured Obligations, to sell, transfer or otherwise dispose of or deal with such Collateral as provided herein and in the ABL Facility Documents and any First-Priority Lien Obligations Documents, as applicable, without regard to any Junior Claims or any rights to which the holders of the Junior Secured Obligations would otherwise be entitled as a result of such Junior Claims. Without limiting the foregoing, each Junior Secured Obligations Secured Party agrees that none of the Collateral Agents, the Senior Representatives nor any other Senior Secured Obligations Secured Party shall have any duty or obligation first to marshal or realize upon any type of Senior Secured Obligations Collateral (or any other collateral securing the Senior Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Collateral (or any other collateral securing the Senior Secured Obligations), in any manner that would maximize the return to the Junior Secured Obligations Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Junior Secured Obligations Secured Parties from such realization, sale, disposition or liquidation. Each of the Junior Secured Obligations Secured Parties waives any claim such Junior Secured Obligations Secured Party may now or hereafter have against any Collateral Agent, any Senior Representative or any other Senior Secured

Obligations Secured Party (or their representatives) arising out of (i) any actions which any Collateral Agent, any Senior Representative or the Senior Secured Obligations Secured Parties take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Secured Obligations from any account debtor, guarantor or any other party) in accordance with the ABL Facility Documents and any First-Priority Lien Obligations Security Documents or any other agreement related thereto or to the collection of the Senior Secured Obligations or the valuation, use, protection or release of any security for the Senior Secured Obligations, (ii) any election by any Senior Representative or any Senior Secured Obligations Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 2.06, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code by, Holdings or any of its subsidiaries, as debtor-in-possession.

(c) The First-Lien Revolving Facility Collateral Agent shall, after obtaining actual knowledge that it no longer qualifies as the Applicable First-Lien Collateral Agent notify the Company and the other First-Priority Lien Obligations Representatives and the ABL Facility Collateral Agent of the same.

SECTION 2.04 No Interference; Payment Over; Reinstatement. (a) Each Junior Secured Obligations Secured Party, Junior Representative and Junior Collateral Agent agrees that (i) it will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Junior Claim pari passu with, or to give such Junior Secured Obligations Secured Party any preference or priority relative to, any Senior Claim with respect to the Collateral securing the Senior Claims or any part thereof, (ii) it will not challenge or question in any proceeding the validity or enforceability of any ABL Facility Security Document, First-Lien Revolving Facility Security Document, First-Lien Note Security Document or Other First-Priority Lien Obligations Security Document or the validity, attachment, perfection or priority of any Lien under the ABL Facility Security Documents, the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents or Other First-Priority Lien Obligations Security Documents, or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (iii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Senior Secured Obligations Collateral by the Applicable Collateral Agent or any Senior Secured Obligations Secured Parties or any Senior Representative acting on their behalf, (iv) it shall have no right to (A) direct the Applicable Collateral Agent, any Senior Representative or any holder of Senior Secured Obligations to exercise any right, remedy or power with respect to any Senior Secured Obligations Collateral or (B) consent to the exercise by the Applicable Collateral Agent, any Senior Representative or any other Senior Secured Obligations Secured Party of any right, remedy or power with respect to any Senior Secured Obligations Collateral, (v) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent, any Senior Representative or other Senior Secured Obligations Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Applicable Collateral Agent, any

Senior Representative or any other Senior Secured Obligations Secured Party shall be liable for, any action taken or omitted to be taken by such Collateral Agent, such Senior Representative or other Senior Secured Obligations Secured Party with respect to any Senior Secured Obligations Collateral, (vi) it will not seek, and hereby waives any right, to have any Senior Secured Obligations Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vii) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the First-Lien Revolving Facility Collateral Agent, any First-Lien Revolving Facility Secured Party, the ABL Facility Collateral Agent, any ABL Facility Secured Party, the First-Lien Notes Collateral Agent, the First-Lien Note Secured Parties, any Other First-Priority Lien Obligations Collateral Agent or any Other First-Priority Lien Obligations Secured Parties to enforce this Agreement.

(b) Each Junior Representative, each Junior Collateral Agent and each other Junior Secured Obligations Secured Party hereby agrees that if it shall obtain possession of any Senior Secured Obligations Collateral or shall realize any proceeds or payment in respect of any such Collateral, pursuant to any ABL Facility Security Document, First-Lien Revolving Facility Security Document, First-Lien Note Security Document or Other First-Priority Lien Obligations Security Document or by the exercise of any rights available to it under applicable law or in any bankruptcy, insolvency or similar proceeding or through any other exercise of remedies, at any time prior to the Discharge of the Senior Secured Obligations, then it shall hold such Collateral, proceeds or payment in trust for the Senior Secured Obligations Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent reasonably promptly after obtaining actual knowledge, or notice from the Applicable Collateral Agent, that it is in possession of such Collateral, proceeds or payment. Each Junior Secured Obligations Secured Party agrees that if, at any time, it receives notice or obtains actual knowledge that all or part of any payment with respect to any Senior Secured Obligations previously made shall be rescinded for any reason whatsoever, such Junior Secured Obligations Secured Party shall promptly pay over to the Applicable Collateral Agent any payment received by it and then in its possession or under its control in respect of any Senior Secured Obligations Collateral and shall promptly turn over any Senior Secured Obligations Collateral then held by it over to the Applicable Collateral Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made, until the payment and satisfaction in full of the Senior Secured Obligations.

SECTION 2.05 Automatic Release of Junior Liens. (a) Each First-Priority Lien Obligations Representative and each other First-Priority Lien Obligations Secured Party agrees that in the event of a sale, transfer or other disposition of any ABL Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such ABL Priority Collateral that results in the release by the ABL Facility Collateral Agent of the Lien held by the ABL Facility Collateral Agent on such ABL Priority Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the First-Priority Lien Obligations Documents at the time of such sale, transfer or other disposition), the Lien held by each First-Lien Collateral Agent on such ABL Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the First-Priority Lien Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of the ABL Obligations, and the Liens on such remaining proceeds securing the First-Priority Lien Obligations shall not be automatically released pursuant to this Section 2.05(a).

(b) The ABL Facility Collateral Agent and each other ABL Facility Secured Party agrees that in the event of a sale, transfer or other disposition of any Notes Priority Collateral in connection with the foreclosure upon or other exercise of rights and remedies with respect to such Notes Priority Collateral that results in the release by the Applicable First-Lien Collateral Agent of the Lien held by the Applicable First-Lien Collateral Agent on such Notes Priority Collateral (regardless of whether or not an Event of Default has occurred and is continuing under the ABL Facility Documents at the time of such sale, transfer or other disposition), the Lien held by the ABL Facility Collateral Agent on such Notes Priority Collateral shall be automatically released; provided that, notwithstanding the foregoing, all holders of the ABL Obligations shall be entitled to any proceeds of a sale, transfer or other disposition under this clause (a) that remain after Discharge of the entire Class of First-Priority Lien Obligations, and the Liens on such remaining proceeds securing the ABL Obligations shall not be automatically released pursuant to this Section 2.05(b).

(c) Each Junior Representative and each Junior Collateral Agent agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Senior Representative or the Applicable Collateral Agent to evidence and confirm any release of Junior Collateral provided for in this Section.

SECTION 2.06 Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings. (a) This Agreement shall continue in full force and effect notwithstanding the commencement of any proceeding under the Bankruptcy Code or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against Holdings or any of its subsidiaries.

(b) If the Company or any of its subsidiaries shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code:

(i)

if the ABL Facility Collateral Agent desires to permit the use of cash collateral or to permit the Company and/or any of its subsidiaries to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or under any other similar law (“DIP Financing”) secured by a Lien on the ABL Priority Collateral, then the Applicable First-Lien Collateral Agent and the First-Priority Lien Obligations Secured Parties hereby agree: (A) not to object to such use of cash collateral or DIP Financing or to request adequate protection (except as otherwise expressly permitted by the terms of this Agreement) or any other relief in connection therewith so long as the First-Priority Lien Obligations Secured Parties retain the benefit of their Liens on the Notes Priority Collateral, including proceeds thereof arising after the commencement of such Bankruptcy Case (to the extent provided for under applicable law), with the same priority vis-à-vis the ABL Facility Secured Parties (other than with respect to any DIP

Financing Liens) as existed prior to the commencement of such Bankruptcy Case and (B) to the extent the Liens on ABL Priority Collateral securing the ABL Obligations are subordinated or pari passu with such DIP Financing, to subordinate its Liens in the ABL Priority Collateral to such DIP Financing (and all obligations relating thereto including any “carve-out” granting administrative priority status or Lien priority to secure the payment of fees and expenses of professionals retained by any debtor or creditors’ committee agreed to by the ABL Facility Collateral Agent) on the same basis as the Liens on such ABL Priority Collateral securing the ABL Obligations are subordinated to such DIP Financing or to confirm the priorities with respect to such ABL Priority Collateral as set forth herein, as applicable; and

(ii)	if the Applicable First-Lien Collateral Agent desires to permit the Company and/or any of its subsidiaries to obtain any DIP Financing secured by a Lien on Notes Priority Collateral, then the ABL Facility Collateral Agent and the ABL Facility Secured Parties hereby agree: (A) not to object to such DIP Financing or to request adequate protection (except as otherwise expressly permitted by the terms of this Agreement) or any other relief in connection therewith so long as the ABL Facility Secured Parties retain the benefit of their Liens on the ABL Priority Collateral, including proceeds thereof arising after the commencement of such Bankruptcy Case (to the extent provided for under applicable law), with the same priority vis-à-vis the First-Priority Lien Obligations Secured Parties (other than with respect to any DIP Financing Liens) as existed prior to the commencement of such Bankruptcy Case and (B) to the extent the Liens on Notes Priority Collateral securing the First-Priority Lien Obligations are subordinated or pari passu with such DIP Financing, to subordinate its Liens in the Notes Priority Collateral to such DIP Financing (and all obligations relating thereto including any “carve-out” granting administrative priority status or Lien priority to secure the payment of fees and expenses of professionals retained by any debtor or creditors’ committee agreed to by the Applicable First-Lien Collateral Agent or the ABL Facility Secured Parties) on the same basis as the Liens on such Notes Priority Collateral securing the First-Priority Lien Obligations are subordinated to such DIP Financing or to confirm the priorities with respect to such Notes Priority Collateral as set forth herein, as applicable.

(c) The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party agrees that it will not object to and will not otherwise contest: (i) any motion for relief from the automatic stay or from any injunction against foreclosure or enforcement in respect of the Senior Secured Obligations made by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party; (ii) any lawful exercise by any holder of Senior Claims of the right to credit bid Senior Claims in any sale in foreclosure of Collateral that is Senior Secured Obligations Collateral with respect to such Senior Claims; (iii) any other request for judicial relief made in any court by any Senior Secured Obligations

Secured Party relating to the lawful enforcement of any Lien on the Senior Secured Obligations Collateral; or (iv) any sale or other disposition of any Senior Secured Obligations Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Senior Secured Obligations Secured Parties of any Series shall have consented to such sale or disposition of such Senior Secured Obligations Collateral; or (v) any order relating to a sale of assets of the Company or any of its subsidiaries for which the Applicable Senior Collateral Agent has consented which provides that, to the extent the sale is to be free and clear of Liens, the Liens securing the Senior Secured Obligations and Junior Secured Obligations will attach to the proceeds of the sale on the same basis of priority as the Liens securing such Obligations on the assets being sold, in accordance with this Agreement.

(d) The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party agrees that it will not seek relief from the automatic stay or any other stay in any insolvency or liquidation proceeding with respect to Senior Secured Obligations Collateral without the prior consent of the Applicable Senior Collateral Agent.

(e) The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party hereby agrees that it will not object to and will not otherwise contest (or support any other Person contesting): (i) any request by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party for adequate protection or (ii) any objection by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party to any motion, relief, action or proceeding based on the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party claiming a lack of adequate protection. Notwithstanding the foregoing, in any insolvency or liquidation proceeding, (x) if the Senior Secured Obligations Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any DIP Financing or use of cash collateral under Section 363 or Section 364 of the Bankruptcy Code or any similar law, then the Applicable Junior Collateral Agent may seek or request adequate protection in the form of a replacement Lien on such additional collateral, so long as, with respect to the Senior Secured Obligations Collateral, such Lien is subordinated to the Liens securing the Senior Secured Obligations and such DIP Financing (and all obligations relating thereto), on the same basis as the other Liens securing Junior Secured Obligations on the Senior Secured Obligations Collateral are subordinated to the Liens on Senior Secured Obligations Collateral securing the Senior Secured Obligations under this Agreement and (y) in the event the Applicable Junior Collateral Agent seeks or requests adequate protection and such adequate protection is granted in the form of additional collateral, then the Applicable Junior Collateral Agent and the Junior Secured Obligations Secured Parties hereby agree that the Senior Secured Obligations Secured Parties shall also be granted a Lien on such additional collateral as security for the Senior Secured Obligations and any such DIP Financing and that any Lien on such additional collateral that constitutes Senior Secured Obligations Collateral securing the Junior Secured Obligations shall be subordinated to the Liens on such collateral securing the Senior Secured Obligations and any such DIP Financing (and all obligations relating thereto) and any other Liens on Senior Secured Obligations Collateral granted to the holders of Senior Secured Obligations as adequate protection on the same basis as the Liens securing Junior Secured Obligations are so subordinated to the Liens securing the Senior Secured Obligations under this Agreement.

(f) The Applicable Junior Collateral Agent and each Junior Secured Obligations Secured Party hereby agrees that (i) it will not oppose or seek to challenge any claim by the Applicable Senior Collateral Agent or any Senior Secured Obligations Secured Party for allowance of Senior Secured Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Applicable Senior Collateral Agent’s Lien on the Senior Secured Obligations Collateral, without regard to the existence of the Lien of the Junior Secured Obligations Secured Parties on the Senior Secured Obligations Collateral; and (ii) until the Discharge of Senior Secured Obligations has occurred, the Applicable Junior Collateral Agent, on behalf of itself and the Junior Secured Obligations Secured Parties, will not assert or enforce any claim under Section 506(c) of the Bankruptcy Code senior to or on a parity with the Liens on Senior Secured Obligations Collateral securing the Senior Secured Obligations for costs or expenses of preserving or disposing of any Collateral.

(g) The First-Lien Revolving Facility Collateral Agent, on behalf of the First-Lien Revolving Facility Secured Parties, the First-Lien Notes Collateral Agent, on behalf of the First-Lien Note Secured Parties, each Other First-Priority Lien Obligations Collateral Agent, on behalf of the Other First-Priority Lien Obligations Secured Parties of the applicable Series, and the ABL Facility Collateral Agent, on behalf of the ABL Facility Secured Parties, acknowledge and intend that: the grants of Liens pursuant to the First-Lien Revolving Facility Security Documents, the First-Lien Note Security Documents and the Other First-Priority Lien Obligations Security Documents, on the one hand, and the ABL Facility Security Documents, on the other hand, constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the First-Priority Lien Obligations are fundamentally different from the ABL Obligations and must be separately classified in any Plan of Reorganization proposed or confirmed (or approved) in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Facility Secured Parties and the First-Priority Lien Obligations Secured Parties in respect of any Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Facility Secured Parties and the First-Priority Lien Obligations Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligations and First-Priority Lien Obligations against the Grantors (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Notes Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties for whom such Collateral is Junior Secured Obligations Collateral), the ABL Facility Secured Parties or the First-Priority Lien Obligations Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, fees or expenses that are available from the Senior Secured Obligations Collateral for each of the ABL Facility Secured Parties and the First-Priority Lien Obligations Secured Parties, respectively, before any distribution is made in respect of the Junior Claims with respect to such Collateral, with the holder of such Junior Claims hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries).

SECTION 2.07 Reinstatement. In the event that any of the Senior Secured Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such Senior Secured Obligations shall again have been paid in full in cash.

SECTION 2.08 Entry Upon Premises by the ABL Facility Collateral Agent. (a) If the ABL Facility Collateral Agent takes any enforcement action with respect to the ABL Priority Collateral, the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and the Other First-Priority Lien Obligations Secured Parties (i) shall cooperate with the ABL Facility Collateral Agent (at the sole cost and expense of the ABL Facility Collateral Agent and subject to the condition that the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and the Other First-Priority Lien Obligations Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties or the Other First-Priority Lien Obligations Secured Parties) in its efforts to enforce its security interest in the ABL Priority Collateral and to finish any work-in-process and assemble the ABL Priority Collateral, (ii) shall not take or direct any Collateral Agent to take any action designed or intended to hinder or restrict in any respect the ABL Facility Collateral Agent from enforcing its security interest in the ABL Priority Collateral or from finishing any work-in-process or assembling the ABL Priority Collateral, and (iii) shall permit and direct the Applicable First-Lien Collateral Agent and each other Senior First-Priority Collateral Agent to permit the ABL Facility Collateral Agent, and their respective employees, agents, advisers and representatives, at the sole cost and expense of the ABL Facility Secured Parties and upon reasonable advance notice, to enter upon and use the Notes Priority Collateral (including (x) equipment, processors, computers and other machinery related to the storage or processing of records, documents or files and (y) intellectual property), for a period not to exceed 180 days after the taking of such enforcement action, for purposes of (A) assembling and storing the ABL Priority Collateral and completing the processing of and turning into finished goods of any ABL Priority Collateral consisting of work-in-process, (B) selling any or all of the ABL Priority Collateral located on such Notes Priority Collateral, whether in bulk, in lots or to customers in the ordinary course of business or otherwise, (C) removing any or all of the ABL Priority Collateral located on such Notes Priority Collateral, or (D) taking reasonable actions to protect, secure, and otherwise enforce the rights of the ABL Facility Secured Parties and the ABL Facility Collateral Agent in and to the ABL Priority Collateral; provided, however, that nothing contained in this Agreement shall restrict the rights of a Senior First-Priority Collateral Agent (acting on the instructions of the applicable First-Priority Lien Obligations Secured Parties) from selling, assigning or otherwise transferring any Notes Priority Collateral prior to the expiration of such 180-day period if the purchaser, assignee or transferee thereof agrees to be bound by the provisions of this Section. If any stay or other order prohibiting the exercise of remedies with respect to the ABL Priority Collateral has been entered by a court of competent jurisdiction, such 180-day period shall be tolled during the pendency of any such stay or other order. If the ABL Facility Collateral Agent conducts a public auction or private sale of the ABL Priority Collateral at any of the real property included within the Notes Priority Collateral, the ABL Facility Collateral Agent shall use reasonable efforts to hold such auction or sale in a manner which would not unduly disrupt any Senior First-Priority Collateral Agent’s use of such real property for the benefit of the First-Priority Lien Obligations Secured Parties.

(b) During the period of actual occupation, use or control by the ABL Facility Secured Parties or their agents or representatives (including the ABL Facility Collateral Agent to the extent acting on behalf of such parties) of any Notes Priority Collateral, the ABL Facility Secured Parties shall be obligated to repair at their expense any physical damage to such Notes Priority Collateral or other assets or property resulting from such occupancy, use or control, and to leave such Notes Priority Collateral or other assets or property in substantially the same condition as it was at the commencement of such occupancy, use or control, ordinary wear and tear excepted. Notwithstanding the foregoing, in no event shall the ABL Facility Secured Parties have any liability to the First-Priority Lien Obligations Secured Parties pursuant to this Section as a result of any condition (including any environmental condition, claim or liability) on or with respect to the Notes Priority Collateral existing prior to the date of the exercise by the ABL Facility Secured Parties of their rights under this Section and the ABL Facility Secured Parties shall have no duty or liability to maintain the Notes Priority Collateral in a condition or manner better than that in which it was maintained prior to the use thereof by the ABL Facility Secured Parties, or for any diminution in the value of the Notes Priority Collateral that results solely from ordinary wear and tear resulting from the use of the Notes Priority Collateral by the ABL Facility Secured Parties in the manner and for the time periods specified under this Section 2.08. Without limiting the rights granted in this paragraph, the ABL Facility Secured Parties shall cooperate with the Applicable First-Lien Collateral Agent (at the sole cost and expense of the Applicable First-Lien Collateral Agent and subject to the condition that the ABL Facility Secured Parties shall have no obligation or duty to take any action or refrain from taking any action that could reasonably be expected to result in the incurrence of any liability or damage to the ABL Facility Secured Parties) in connection with any efforts made by it to cause the Notes Priority Collateral to be sold.

(c) In addition, the First-Lien Revolving Facility Secured Parties, the First-Lien Note Secured Parties and the Other First-Priority Lien Obligations Secured Parties, and their respective Senior Representatives hereby grant ABL Facility Collateral Agent and the ABL Facility Secured Parties a non-exclusive worldwide license or right to use, to the maximum extent permitted by applicable law and to the extent of their interest therein, exercisable without payment of royalty or other compensation, any of the Notes Priority Collateral consisting of intellectual property in connection with the liquidation, collection, disposition or other realization upon the ABL Priority Collateral pursuant to any enforcement action by the ABL Facility Collateral Agent and the ABL Facility Secured Parties.

SECTION 2.09 Insurance. Unless and until the ABL Obligations have been Discharged, as between the ABL Facility Collateral Agent, on the one hand, and the First-Lien Revolving Facility Collateral Agent, the Trustee (or the First-Lien Notes Collateral Agent acting on its behalf), and any Other First-Priority Lien Obligations Administrative Agent (or any Other First-Priority Lien Obligations Collateral Agent acting on behalf of such Other First-Priority Lien Obligations Administrative Agent), on the other hand, only the ABL Facility Collateral Agent will have the right (subject to the rights of the Grantors under the First-Lien Revolving Facility Documents, the ABL Facility Documents, the First-Lien Note Documents and the Other

First-Priority Lien Obligations Documents) to adjust or settle any insurance policy or claim covering or constituting ABL Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the ABL Priority Collateral. Unless and until the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and each Series of Other First-Priority Lien Obligations have been Discharged, as between the ABL Facility Collateral Agent, on the one hand, and the First-Lien Revolving Facility Collateral Agent, the Trustee (or the First-Lien Notes Collateral Agent acting on its behalf), and any Other First-Priority Lien Obligations Administrative Agent (or the applicable Other First-Priority Lien Obligations Collateral Agent acting on behalf of such Other First-Priority Lien Obligations Administrative Agent), only the Applicable First-Lien Collateral Agent will have the right (subject to the rights of the Grantors under the ABL Facility Documents, First-Lien Revolving Facility Documents, the First-Lien Note Documents and the Other First-Priority Lien Obligations Documents) to adjust or settle any insurance policy covering or constituting Notes Priority Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding solely affecting the Notes Priority Collateral. To the extent that an insured loss covers or constitutes ABL Priority Collateral and Notes Priority Collateral, then the ABL Facility Collateral Agent and the Applicable First-Lien Collateral Agent will work jointly and in good faith to collect, adjust or settle (subject to the rights of the Grantors under the First-Lien Revolving Facility Documents, the ABL Facility Documents, the First-Lien Note Documents and the applicable Other First-Priority Lien Obligations Documents) under the relevant insurance policy.

SECTION 2.10 Refinancings. The ABL Obligations, the First-Lien Revolving Facility Obligations, the First-Lien Note Obligations and any Series of Other First-Priority Lien Obligations and the agreements or indentures governing them may be Refinanced, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the refinancing transaction under any ABL Facility Document, any First-Lien Revolving Facility Document, any First-Lien Note Document or any applicable Other First-Priority Lien Obligations Document) of any First-Lien Revolving Facility Secured Party, any ABL Facility Secured Party, any First-Lien Note Secured Party or any Other First-Priority Lien Obligations Secured Party, all without affecting the priorities provided for herein or the other provisions hereof; provided, however, that the holders of any such Refinancing indebtedness (or an authorized agent or trustee on their behalf) bind themselves in writing (to the extent they are not already so bound) to the terms of this Agreement pursuant to such Refinancing documents or agreements (including amendments or supplements to this Agreement) as each Applicable Collateral Agent, shall reasonably request and in form and substance reasonably acceptable to such Applicable Collateral Agent. In connection with any Refinancing contemplated by this Section 2.10, this Agreement may be amended at the request and sole expense of the Company, and without the consent of any Representative, (a) to add parties (or any authorized agent or trustee therefor) providing any such Refinancing, (b) to confirm that such Refinancing indebtedness in respect of any First-Priority Lien Obligations shall have the same rights and priorities in respect of any Notes Priority Collateral as the indebtedness being Refinanced and (c) to establish that such Refinancing indebtedness in respect of any ABL Obligations shall have the same rights and priorities in respect of any ABL Priority Collateral as the indebtedness being Refinanced, all on the terms provided for herein immediately prior to such Refinancing.

SECTION 2.11 Amendments to Security Documents.

(a) Without the prior written consent of the ABL Facility Collateral Agent, each First-Priority Lien Obligations Representative and each other First-Priority Lien Obligations Secured Party agrees that no First-Lien Revolving Facility Security Document, First-Lien Note Security Document or Other First-Priority Lien Obligations Security Document to which such First-Priority Lien Obligations Representative or First-Priority Lien Obligations Secured Party is party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new First-Lien Revolving Facility Security Document, First-Lien Note Security Document or Other First-Priority Lien Obligations Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement or would otherwise be materially disadvantageous to the ABL Facility Secured Parties in their capacities as Senior Secured Obligations Secured Parties in respect of the ABL Priority Collateral.

(b) Without the prior written consent the Applicable First-Lien Collateral Agent, the ABL Facility Collateral Agent and each other ABL Facility Secured Party agrees that no ABL Facility Security Document to which the ABL Facility Collateral Agent or ABL Facility Secured Parties are a party may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new ABL Facility Security Document would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement or would otherwise be materially disadvantageous to the First-Priority Lien Obligations Secured Parties in their capacities as Senior Secured Obligations Secured Parties in respect of the Notes Priority Collateral.

SECTION 2.12 Possessory Collateral Agent as Gratuitous Bailee for Perfection. (a) Each Possessory Collateral Agent agrees to hold the Possessory Collateral that is in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the First-Lien Revolving Facility Security Documents, the ABL Facility Security Documents, the First-Lien Note Security Documents or the Other First-Priority Lien Obligations Security Documents, subject to the terms and conditions of this Section 2.12. To the extent any Possessory Collateral is possessed by or is under the control of a Collateral Agent (either directly or through its agents or bailees) other than the Applicable Possessory Collateral Agent, such Collateral Agent shall deliver such Possessory Collateral to (or shall cause such Possessory Collateral to be delivered to) the Applicable Possessory Collateral Agent and shall take all actions reasonably requested in writing by the Applicable Possessory Collateral Agent to cause the Applicable Possessory Collateral Agent to have possession or control of same. Pending such delivery to the Applicable Possessory Collateral Agent, each other Collateral Agent agrees to hold any Possessory Collateral as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable ABL Facility Security Documents, First-Lien Revolving Facility Security Documents, First-Lien Note Security Documents or Other First-Priority Lien Obligations Security Documents, in each case, subject to the terms and conditions of this Section 2.12.

(b) Each Possessory Collateral Agent further agrees to hold the Possessory Collateral that is part of the Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the Intercreditor Agent (as defined in the Junior Lien Intercreditor Agreement) and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the Second Priority Collateral Agreements (as defined in the Junior Lien Intercreditor Agreement), subject to the terms and conditions of this Agreement.

(c) The duties or responsibilities of the Possessory Collateral Agent and each other Collateral Agent under this Section 2.12 shall be limited solely to holding the Possessory Collateral as gratuitous bailee for the benefit of (x) each Secured Party for purposes of perfecting the security interest held by the Secured Parties therein and (y) the Intercreditor Agent (as defined in the Junior Lien Intercreditor Agreement) and any assignee solely for the purpose of perfecting the security interest granted in such Possessory Collateral pursuant to the Second Priority Collateral Agreements (as defined in the Junior Lien Intercreditor Agreement).

(d) Upon the Discharge of all First-Priority Lien Obligations, each Senior First-Priority Collateral Agent shall deliver to the ABL Facility Collateral Agent, to the extent that it is legally permitted to do so, the remaining Possessory Collateral (if any) held by it, together with any necessary endorsements (or otherwise allow the ABL Facility Collateral Agent to obtain control of such Possessory Collateral) or as a court of competent jurisdiction may otherwise direct. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify the Possessory Collateral Agent for loss or damage suffered by the Possessory Collateral Agent as a result of such transfer except for loss or damage suffered by the Possessory Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith. No Senior First-Priority Collateral Agent shall be obligated to follow instructions from the ABL Facility Collateral Agent in contravention of this Agreement.

ARTICLE III

Existence and Amounts of Liens and Obligations

Whenever a Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Senior Secured Obligations (or the existence of any commitment to extend credit that would constitute Senior Secured Obligations) or Junior Secured Obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to Holdings or any of its subsidiaries, any Secured Party or any other Person as a result of such determination.

ARTICLE IV

Consent of Grantors

Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the First-Lien Revolving Facility Security Documents, the ABL Facility Security Documents, the First-Lien Note Security Documents and the Other First-Priority Lien Obligations Security Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

ARTICLE V

Representations and Warranties

SECTION 5.01 Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b) This Agreement has been duly executed and delivered by such party.

(c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the ABL Facility and/or the First-Lien Revolving Facility), (ii) will not violate any applicable law or regulation or any order of any governmental authority or any credit agreement, agreement or other instrument binding upon such party which could reasonably be expected to have such a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

SECTION 5.02 Representations and Warranties of Each Representative. Each Collateral Agent, the ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent represents and warrants to the other parties hereto that it is authorized under the ABL Facility, the First-Lien Revolving Facility, the Indenture or the applicable Other First-Priority Lien Obligations Credit Documents, as applicable, to enter into this Agreement.

ARTICLE VI

Miscellaneous

SECTION 6.01 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the First-Lien Revolving Facility Collateral Agent, to it at Credit Suisse AG, Cayman Islands Branch, One Madison Avenue, New York, New York, 10010, Attn: Sean Portrait, Agency Manager (Telecopy No. (212) 322-2291, Email: agency.loanops@credit-suisse.com);

(b) if to the ABL Facility Collateral Agent, to it at Citibank, N.A., 390 Greenwich Street, 1st Floor, New York, NY 10013, Attn: Brendan Mackay (Telecopy No. (646) 291-3363, Copy to telecopy No. (646) 291-5106);

(c) if to the Trustee or the First-Lien Notes Collateral Agent, to it at Wilmington Trust, National Association, 50 South Sixth Street, Suite 1290, Minneapolis, MN 55402, Attn: Corporate Capital Markets – Verso Paper Administrator (Telephone No. (612) 217-5632, Telecopy No. (612) 217-5651, Email: jschweiger@wilmingtontrust.com);

(d) if to any Other First-Priority Lien Obligations Collateral Agent or Other First-Priority Lien Obligations Administrative Agent, to it at the address set forth in the applicable Joinder Agreement;

(e) if to Holdings or the Company, to it at 6775 Lenox Court Park, Building E, 1st Floor, Memphis, TN 38115, Attn: Robert Mundy (Telephone No. (901) 419-7485, Telecopy No. (901) 369-4197, Email: robert.mundy@versopaper.com); and

(f) if to any other Grantor, to it in care of the Company as provided in clause (e) above.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto (and for this purpose a notice to the Company shall be deemed to be a notice to each Grantor). All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 6.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 6.01. As agreed to in writing among the Company, the ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

SECTION 6.02 Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Subject to the last sentence of Section 2.01 hereof and to Section 6.14 hereof, neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Representative, each Collateral Agent, Holdings and the Company.

SECTION 6.03 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other ABL Facility Secured Parties, the other First-Lien Revolving Facility Secured Parties, the other First-Lien Note Secured Parties and the other Other First-Priority Lien Obligations Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 6.04 Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 6.05 Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

SECTION 6.06 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.07 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.08 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 6.09 Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.10 Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the First-Lien Revolving Facility Documents, the ABL Facility Documents, the First-Lien Note Documents and/or any Other First-Priority Lien Obligations Documents, the provisions of this Agreement shall control.

SECTION 6.11 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the ABL Facility Secured Parties and the First-Priority Lien Obligations Secured Parties in relation to one another. None of Holdings, the Company, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Section 2.05, 2.06, 2.10, 2.11 or Article VI) is intended to or will amend, waive or otherwise modify the provisions of the First-Lien Revolving Facility, the ABL Facility, the Indenture or any Other First-Priority Lien Obligations Credit Documents), and none of Holdings, the Company, or any other Grantor may rely on the terms hereof (other than Sections 2.05, 2.06, 2.10, 2.11, Article V and Article VI). Nothing in this Agreement is intended to or shall impair the obligations of Holdings, the Company or any other Grantor, which are absolute and unconditional, to pay the Obligations as and when the same shall become due and payable in accordance with their terms. Notwithstanding anything to the contrary herein or in any ABL Facility Document, any First-Lien Revolving Facility Document, any First-Lien Note Document or any Other First-Priority Lien Obligations Document, the Grantors shall not be required to act or refrain from acting (a) pursuant to this Agreement or any First-Lien Revolving Facility Document, First-Lien Note Document or Other First-Priority Lien Obligations Document with respect to any ABL Priority Collateral in any manner that would cause a default under any ABL Facility Document, or (b) pursuant to this Agreement or any ABL Facility Document with respect to any Notes Priority Collateral in any manner that would cause a default under any First-Lien Revolving Facility Document, First-Lien Note Document or Other First-Priority Lien Obligations Document.

SECTION 6.12 Agent Capacities. Except as expressly set forth herein, none of the First-Lien Revolving Facility Collateral Agent, the ABL Facility Collateral Agent, the Trustee, the First-Lien Notes Collateral Agent, the Other First-Priority Lien Obligations Administrative Agents or the Other First-Priority Lien Obligations Collateral Agents shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the First-Lien Revolving Facility Documents, the ABL Facility Documents, the First-Lien Note Documents and the applicable Other First-Priority Lien Obligations Documents, as the case may be.

SECTION 6.13 Supplements. Upon the execution by any subsidiary of the Company of a supplement hereto in form and substance satisfactory to the Collateral Agents, such subsidiary shall be a party to this Agreement and shall be bound by the provisions hereof to the same extent as the Company and each Grantor are so bound.

SECTION 6.14 Joinder Requirements. The Company may designate additional obligations as Other First-Priority Lien Obligations or other ABL Obligations only if (x) the incurrence of such obligations is permitted under each of the First-Lien Revolving Facility, the ABL Facility, the Indenture, any existing Other First-Priority Lien Obligations Credit Document, the First-Priority Intercreditor Agreement and this Agreement, and (y) the Company shall have delivered an officer’s certificate to each Collateral Agent certifying to same. If so permitted, the Company shall (i) notify each Representative in writing of such designation and (ii) cause the (1) applicable Other First-Priority Lien Obligations Administrative Agent and the applicable Other First-Priority Lien Obligations Collateral Agent or (2) the additional collateral agent for the new ABL Obligations, as applicable, to execute and deliver to each other Representative, a Joinder Agreement substantially in the form of Exhibit A or Exhibit B, as applicable, hereto and the respective joinder agreements to the First-Priority Intercreditor Agreement, and the Junior Lien Intercreditor Agreement.

SECTION 6.15 Junior Lien Intercreditor Agreement. The ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent, the Trustee and each Other First-Priority Lien Obligations Administrative Agent hereby appoint the ABL Facility Collateral Agent to act as “Intercreditor Agent” on their behalf pursuant to the Junior Lien Intercreditor Agreement (the “Intercreditor Agent”). The Intercreditor Agent, solely in such capacity under the Junior Lien Intercreditor Agreement, shall take direction from (i) the ABL Facility Collateral Agent, with respect to the ABL Priority Collateral, and (ii) the Applicable First-Lien Collateral Agent, with respect to the Notes Priority Collateral. The ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent and the Trustee shall enter into Joinder and Supplement No. 4 to the Junior Lien Intercreditor Agreement as of the date hereof to appoint the Intercreditor Agent and to reflect certain other agreements relating thereto.

SECTION 6.16 Other Junior Intercreditor Agreements.

In addition, in the event that the Company or any subsidiary incurs any obligations secured by a lien on any Collateral that is junior to the First-Priority Lien Obligations or the ABL Obligations, then the ABL Facility Collateral Agent, the First-Lien Revolving Facility Collateral Agent, the Trustee and any such Other First-Priority Lien Obligations Administrative Agent shall enter into an intercreditor agreement with the agent or trustee for the lenders with respect to such secured obligation to reflect the relative lien priorities of such parties with respect to the Collateral and governing the relative rights, benefits and privileges as among such parties in respect of the Collateral, including as to application of proceeds of the Collateral, voting rights, control of the Collateral and waivers with respect to the Collateral, in each case so long as such secured obligations are permitted under, and the terms of such intercreditor agreement do not violate or conflict with, the provisions of this Agreement or the other ABL Facility Documents, First-Priority Lien Obligations Documents or any Other First-Priority Lien Obligations Credit Document, as the case may be; provided, that the terms and conditions of any such intercreditor agreement shall be no less favorable to the holders of the obligations secured by senior Liens on such Collateral than the corresponding provisions (if any) of the Junior Lien Intercreditor Agreement. For the avoidance of doubt, any such intercreditor agreement that contains provisions substantially similar to those set forth in the Junior Lien Intercreditor Agreement with respect to Liens over the Collateral securing the ABL Obligations and the First-Priority Lien Obligations, but contains other provisions in relation to Liens over the Collateral ranking junior to those securing the ABL Obligations and the First-Priority Lien Obligations, shall be deemed to comply with the requirement set forth in the proviso to the immediately preceding sentence. If any such intercreditor agreement (or similar arrangement) is entered into, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other ABL Facility Document, First-Priority Lien Obligations Document or Other First-Priority Lien Obligations Credit Document, and the provisions of this Agreement and the other ABL Facility Documents, First-Priority Lien Obligations Documents and Other First-Priority Lien Obligations Credit Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof, including to give effect to any intercreditor agreement (or similar arrangement)).

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as First-Lien Revolving Facility Collateral Agent

By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Rahul Parmar
	Name:	Rahul Parmar
	Title:	Associate

Signature page to Senior Lien Priority and Intercreditor Agreement

CITIBANK, N.A.,
as ABL Facility Collateral Agent

By:	/s/ Brendan Mackay
	Name:	Brendan Mackay
	Title:	Director

Signature page to Senior Lien Priority and Intercreditor Agreement

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee under the First-Lien Notes and First-Lien Notes Collateral Agent

By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

Signature page to Second Amended and Restated Senior Lender Priority and Intercreditor Agreement

VERSO PAPER FINANCE HOLDINGS LLC
VERSO PAPER HOLDINGS LLC
VERSO PAPER INC.
VERSO PAPER LLC
VERSO ANDROSCOGGIN LLC
VERSO BUCKSPORT LLC
VERSO FIBER FARM LLC
VERSO MAINE ENERGY LLC
VERSO QUINNESEC LLC
VERSO SARTELL LLC
VERSO QUINNESEC REP HOLDING INC.
NEXTIER SOLUTIONS CORPORATION

By:	/s/ Robert P. Mundy
	Name:	Robert P. Mundy
	Title:	Senior Vice President and Chief Financial Officer

Signature page to Senior Lien Priority and Intercreditor Agreement

EXHIBIT A

Joinder Agreement

JOINDER AGREEMENT

(Other First-Priority Lien Obligations)

JOINDER AGREEMENT (this “Agreement”) dated as of [            ], [        ], among [                    ] (the “New Administrative Agent”), as an Other First-Priority Lien Obligations Administrative Agent [                            ] (the “New Collateral Agent”), as an Other First-Priority Lien Obligations Collateral Agent, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the First-Lien Revolving Facility Secured Parties referred to herein, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent for the First-Lien Revolving Facility Secured Parties referred to herein, CITIBANK, N.A., as administrative agent for the ABL Facility Secured Parties referred to herein, CITIBANK, N.A., as collateral agent for the ABL Facility Secured Parties referred to herein, WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to herein, WILMINGTON TRUS, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to herein, VERSO PAPER FINANCE HOLDINGS LLC, VERSO PAPER HOLDINGS LLC, (on behalf of itself and its subsidiaries), and any Other Representative and Other Collateral Agent from time to time a party hereto.

This Agreement is supplemental to that certain Senior Lien Intercreditor Agreement, dated as of [            ], 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Administrative Agent and the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Administrative Agent[s] as Other First-Priority Lien Obligations Administrative Agent[s] under the Intercreditor Agreement and to record the accession of the New Collateral Agent as an Other First-Priority Lien Obligations Collateral Agent under the Intercreditor Agreement.

ARTICLE I

Definitions

SECTION 1.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE II

Accession

SECTION 2.01 [The][/Each] New Administrative Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Administrative Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Administrative Agent.

SECTION 2.02 The New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent as if it had originally been party to the Intercreditor Agreement as an Other First-Priority Lien Obligations Collateral Agent.

SECTION 2.03 The New Administrative Agent[s] and the New Collateral Agent confirm that their address details for notices pursuant to the Intercreditor Agreement are as follows: [                    ].

SECTION 2.04 Each party to this Agreement (other than the New Administrative Agent[s] and New Collateral Agent) confirms the acceptance of the New Administrative Agent[s] and the New Collateral Agent as an Other First-Priority Lien Obligations Administrative Agent and an Other First-Priority Lien Obligations Collateral Agent, respectively, for purposes of the Intercreditor Agreement.

SECTION 2.05 [            ] is[/are] acting in the capacities of Other First-Priority Lien Obligations Administrative Agent[s] and [            ] is acting in its capacity as Other First-Priority Lien Obligations Collateral Agent solely for the Secured Parties under [                    ].

ARTICLE III

Miscellaneous

SECTION 3.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 3.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]

Exhibit B

JOINDER AGREEMENT

(ABL Obligations)

JOINDER AGREEMENT (this “Agreement”) dated as of [            ], [        ], among [                    ], as an ABL Facility Collateral Agent (the “New Collateral Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent for the First-Lien Revolving Facility Secured Parties referred to herein, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent for the First-Lien Revolving Facility Secured Parties referred to herein, CITIBANK, N.A., as administrative agent for the ABL Facility Secured Parties referred to herein, CITIBANK, N.A., as collateral agent for the ABL Facility Secured Parties referred to herein, WILMINGTON TRUST, NATIONAL ASSOCIATION, as trustee for the First-Lien Noteholders referred to herein, WILMINGTON TRUS, NATIONAL ASSOCIATION, as collateral agent for the First-Lien Noteholders referred to herein, VERSO PAPER FINANCE HOLDINGS LLC, VERSO PAPER HOLDINGS LLC, (on behalf of itself and its subsidiaries), and any Other Representative and Other Collateral Agent from time to time a party hereto.

This Agreement is supplemental to that certain Senior Lien Priority and Intercreditor Agreement, dated as of [            ], 2012 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), by and among the parties (other than the New Collateral Agent) referred to above. This Agreement has been entered into to record the accession of the New Collateral Agent[s] as ABL Facility Collateral Agent[s] under the Intercreditor Agreement and to record the accession of the New Collateral Agent as an ABL Facility Collateral Agent under the Intercreditor Agreement.

ARTICLE IV

Definitions

SECTION 4.01 Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Intercreditor Agreement.

ARTICLE V

Accession

SECTION 5.01 [The][/Each] New Collateral Agent agrees to become, with immediate effect, a party to and agrees to be bound by the terms of, the Intercreditor Agreement as an ABL Facility Collateral Agent as if it had originally been party to the Intercreditor Agreement as an ABL Facility Collateral Agent.

SECTION 5.02 [Reserved]

SECTION 5.03 The New Collateral Agent confirm that its address details for notices pursuant to the Intercreditor Agreement are as follows: [                    ].

SECTION 5.04 Each party to this Agreement (other than the New Collateral Agent) confirms the acceptance of the New Collateral Agent as an ABL Facility Collateral Agent for purposes of the Intercreditor Agreement.

SECTION 5.05 [            ] is[/are] acting in its capacity as ABL Facility Collateral Agent solely for the Secured Parties under [                    ].

ARTICLE VI

Miscellaneous

SECTION 6.01 This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 6.02 This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

[INSERT SIGNATURE BLOCKS]